Exhibit 32.3

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Idaho Power Company (the "Company") on Form 10-K for the year ended December 31, 2010 (the "Report"), I, J. LaMont Keen, President and Chief Executive Officer of the Company, certify that:

(1)                 The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)                 The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ J. LaMont Keen
J. LaMont Keen
President and Chief Executive Officer
February 23, 2011